EXHIBIT 99.1
FOR IMMEDIATE RELEASE:

Contact:	Claire Long, WebSideStory, Inc. Voice: (858) 754-2787 Email: claire.long@websidestory.com
WEBSIDESTORY FILES FORM 10-K WITH AUDITED YEAR END
2006 FINANCIAL RESULTS
SAN DIEGO, CA (March 13, 2007) — WebSideStory, Inc. (Nasdaq: WSSI), a leading provider of real-time customer intelligence solutions, today announced that it has filed its 2006 Form 10-K with the Securities and Exchange Commission. The Form 10-K includes the Company’s audited financial results for the year ended December 31, 2006. WebSideStory had previously released preliminary, unaudited financial results for the quarter and year ended December 31, 2006 on February 26, 2007. Changes from the preliminary, unaudited results issued on February 26, 2007 to the final quarter and year ended December 31, 2006 results included in the Form 10-K are highlighted below:
•	Non-GAAP revenue of $19.4 million for the fourth quarter, compared to previously issued results of $19.2 million, and GAAP revenue of $18.4 million, compared to previously issued results of $18.2 million. For the year, non-GAAP revenue was $69.6 million, compared to previously issued results of $69.4 million, and GAAP revenue was $64.5 million, compared to previously issued results of $64.3 million. The Company adjusted revenue and cost of goods sold primarily to record revenue and costs related to customer reimbursable travel and entertainment.

•	Non-GAAP earnings per share of $0.17 for the fourth quarter and $0.55 for the year remained unchanged. Non-GAAP earnings per share excludes stock-based compensation expenses, amortization of intangibles and other non-cash items described below. GAAP loss per share of $0.09 for the quarter, compared to previously issued results of a loss of $0.07 per share, and GAAP loss per share of $0.41 for the year, compared with previously issued results of a loss of $0.40 per share. The change in GAAP loss was primarily the result of an increase in stock based compensation expense. The Company recorded an additional charge related to restricted stock grants issued in connection with the Visual Sciences merger. The grant value and forfeiture rates were adjusted. The restricted stock units fully vested in the first quarter of 2007 prior to the filing date.
Note on the Use of Non-GAAP Financial Measures
Some of the financial measures in this press release, including some of our financial guidance, are non-GAAP financial measures within the meaning of SEC Regulation G. WebSideStory believes that this presentation is useful to investors because it more accurately describes the operating performance of the company on a period-to-period basis, excluding specific costs and expenses that we believe are not indicative of our core operating results. Company management uses these non-GAAP measures as important indicators of the company’s past performance and to plan and forecast performance in future periods. In addition, bonus payments to our officers and employees under our corporate bonus plan are based on the achievement of specified non-GAAP revenue and non-GAAP EPS targets. Investors should not consider non-GAAP financial measures in isolation from, or as a substitute for, financial information presented in compliance with GAAP.

About WebSideStory, Inc.
Founded in 1996, WebSideStory, Inc. (NASDAQ:WSSI) is a leading provider of real-time customer intelligence solutions. The services provided by WebSideStory and Visual Sciences deliver comprehensive insight into the lifetime of customer interactions across on-line and multi-channel businesses. More than 1,500 enterprises worldwide rely on the company for innovative solutions, enterprise-class services and a world-class network of partners to improve marketing, sales and operational performance. WebSideStory is headquartered in San Diego, California, and has European headquarters in Amsterdam, The Netherlands. For more information, contact WebSideStory. Voice: 858.546.0040. Fax: 858.546.0480. Address: 10182 Telesis Court, 6th Floor, San Diego, CA 92121. Web site: www.websidestory.com. WebSideStory is a registered trademark of WebSideStory, Inc. Visual Sciences is a registered trademark of Visual Sciences, LLC, which is a wholly owned subsidiary of WebSideStory, Inc.
Forward-Looking Statements
Statements in this press release that are not a description of historical facts are forward-looking statements. You should not regard any forward-looking statement as a representation by WebSideStory that any of its plans will be achieved. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in WebSideStory’s business, including, without limitation: WebSideStory’s reliance on its web analytics services for the majority of its revenue; blocking or erasing of cookies or limitations on our ability to use cookies; WebSideStory’s limited experience with customer intelligence applications beyond web analytics; the risks associated with integrating the operations and products of Avivo Corporation and Visual Sciences, LLC with those of WebSideStory; privacy concerns and laws or other domestic or foreign regulations that may subject WebSideStory to litigation or limit our ability to collect and use Internet user information; WebSideStory’s ability to defend itself against claims of patent infringement alleged by NetRatings, Inc.; WebSideStory’s ongoing ability to protect its own intellectual property rights and to avoid violating the intellectual property rights of third parties; the highly competitive markets in which we operate that could make it difficult for WebSideStory to acquire and retain customers; the risk that WebSideStory’s customers fail to renew their agreements; the risks associated with the company’s indebtedness, including the risk of non-compliance with the covenants in our credit facility; the risk that WebSideStory’s services may become obsolete in a market with rapidly changing technology and industry standards; and other risks described in WebSideStory’s Securities and Exchange Commission filings, including WebSideStory’s annual report on Form 10-K for the year ended December 31, 2006 and quarterly reports on Form 10-Q. Do not place undue reliance on these forward-looking statements which speak only as of the date of this news release. All forward-looking statements are qualified in their entirety by this cautionary statement, and WebSideStory undertakes no obligation to revise or update this news release to reflect events or circumstances after the date of this news release.
Contact Information
For additional information, please contact: Claire Long, CFO, at (858) 754-2787.

WEBSIDESTORY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share data)

	December 31,	December 31,
	2006	2005
Assets
Current assets
Cash and cash equivalents	$19,713	$19,968
Investments	5,606	11,712
Accounts receivable, net	15,654	7,842
Deferred tax assets	708	507
Prepaid expenses and other current assets	3,943	2,304

Total current assets	45,624	42,333

Property and equipment, net	6,562	2,532
Investments	—	3,276
Goodwill	49,380	21,286
Intangible assets, net	19,732	6,901
Deferred tax assets	14,956	9,166
Other assets	1,314	2,249

	$137,568	$87,743

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$987	$877
Accrued liabilities	9,327	3,880
Deferred revenue	20,924	12,801
Capital lease short-term	38	83
Current maturities of notes payable	19,708	—

Total current liabilities	50,984	17,641

Capital lease long-term	50	90
Other liabilities	781	196

Total liabilities	51,815	17,927

Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized and no shares issued and outstanding at December 31, 2006 and December 31, 2005	—	—
Common stock, $0.001 par value; 75,000,000 shares authorized, 19,238,781 and 18,401,180 shares issued and outstanding at December 31, 2006 and December 31, 2005, respectively	19	18
Additional paid-in capital	137,862	114,934
Unearned stock-based compensation	(22)	(630)
Accumulated other comprehensive income	219	103
Accumulated deficit	(52,325)	(44,609)

Total stockholders’ equity	85,753	69,816

	$137,568	$87,743

WEBSIDESTORY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Revenues
Subscription, hosting and support	$14,607	$10,689	$53,307	$36,732
License	1,497	—	3,524	—
Professional services	1,744	389	5,319	996
Advertising	543	668	2,377	1,724

Total revenues	18,391	11,746	64,527	39,452

Cost of revenues*
Cost of revenue	4,838	1,955	16,283	6,574
Amortization of intangible assets	715	76	2,646	202

Total cost of revenues	5,553	2,031	18,929	6,776

Gross profit	12,838	9,715	45,598	32,676

Operating expenses*
Sales and marketing	6,712	4,169	26,450	14,654
Technology development	3,421	1,604	12,824	4,955
General and administrative	4,280	1,493	14,277	6,162
Amortization of intangible assets	830	430	3,202	1,147

Total operating expenses	15,243	7,696	56,753	26,918

(Loss) income from operations	(2,405)	2,019	(11,155)	5,758

Interest expense	(491)	(8)	(1,765)	(34)
Interest income	242	272	696	905
Other expense	2	11	4	(43)

Total other income	(247)	275	(1,065)	828

(Loss) income before provision for income taxes	(2,652)	2,294	(12,220)	6,586

(Benefit from) income taxes	(937)	(3,278)	(4,491)	(3,073)

(Loss) income before cumulative effect of change in accounting principle	(1,715)	5,572	(7,729)	9,659
Cumulative effect of change in accounting principle (net of tax)	—	—	13	—

Net (loss) income	$(1,715)	$5,572	$(7,716)	$9,659

Basic net (loss) income per common share:
(Loss) income before cumulative effect of change in accounting principle	$(0.09)	$0.31	$(0.41)	$0.56
Cumulative effect of change in accounting principle	—	—	—	—

Basic net (loss) income per common share	$(0.09)	$0.31	$(0.41)	$0.56

Diluted net (loss) income per common share:
(Loss) income before cumulative effect of change in accounting principle	$(0.09)	$0.28	$(0.41)	$0.51
Cumulative effect of change in accounting principle	—	—	—	—

Diluted net (loss) income per common share	$(0.09)	$0.28	$(0.41)	$0.51

WEBSIDESTORY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — Continued
(UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Shares used in per share calculations:
Basic	19,086,837	18,242,596	18,678,099	17,231,411

Diluted	19,086,837	19,883,932	18,678,099	18,774,978

(*)	Stock-based compensation:

Cost of revenues	$783	$13	$2,359	$58
Sales and marketing	1031	42	3,791	183
Technology development	636	113	2,555	334
General and administrative	901	92	2,719	423

WEBSIDESTORY, INC. (UNAUDITED) (in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Reconciliation of GAAP net (loss) income to Non-GAAP net income

Net (loss) income	$(1,715)	$5,572	$(7,716)	$9,659

Amortization of intangibles	1,545	506	5,848	1,349

Stock-based compensation	3,351	260	11,424	998

Deferred revenue related to Visual Sciences merger*	968	—	5,112	—

Non-cash tax (benefit)/Recovery of NOL valuation reserve	(972)	(3,417)	(4,701)	(3,417)

Non-cash interest expense	276	—	968	—

Other non-recurring expenses	—	209	—	209

Cumulative effect of change in accounting principle	—	—	(13)	—

Non-GAAP net income	$3,453	$3,130	$10,922	$8,798

Reconciliation of GAAP net (loss) income per common share to Non-GAAP income per common share

GAAP net (loss) income per common share:
Basic	$(0.09)	$0.31	$(0.41)	$0.56
Diluted	$(0.09)	$0.28	$(0.41)	$0.51

Amortization of intangibles	0.08	0.03	0.29	0.07

Stock-based compensation	0.16	0.01	0.57	0.05

Deferred revenue related to Visual Sciences merger	0.05	—	0.26	—

Non-cash tax benefit/Recovery of NOL valuation reserve	(0.05)	(0.17)	(0.24)	(0.18)

Non-cash interest expense	0.01	—	0.05	—

Other non-recurring expenses	—	0.01	—	0.01

Effect of using non-GAAP dilutive shares	0.01	—	0.03	—

Cumulative effect of change in accounting principle	—	—	—	—

Non-GAAP net income per common share:
Diluted	$0.17	$0.16	$0.55	$0.46

GAAP weighted-average shares used in per share calculations:
Basic	19,086,837	18,242,596	18,678,099	17,231,411
Diluted	19,086,837	19,883,932	18,678,099	18,774,978

Non-GAAP weighted-average shares used in per share calculations:
Basic	19,086,837	18,242,596	18,678,099	17,231,411
Diluted	20,387,831	19,883,932	19,963,868	18,774,978

WEBSIDESTORY, INC. (UNAUDITED) (in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Reconciliation of GAAP revenue to Non-GAAP revenue

GAAP revenue	$18,391	$11,746	$64,527	$39,452

Deferred revenue related to Visual Sciences merger*	968	—	5,112	—

Non-GAAP revenue	$19,359	$11,746	$69,639	$39,452

*	In accordance with Statement of Financial Accounting Standards No. 141 “Business Combinations,” the deferred revenue obligation on the ending balance sheet of Visual Sciences was reduced to fair value when recorded on the beginning balance sheet within WebSideStory. This fair value adjustment resulted in a write-down of $5.4 million of deferred revenue which would otherwise have been recognized as revenue by Visual Sciences on a stand-alone basis in periods subsequent to the merger date.